Exhibit 99.2

Exhibit 5

U.S. Trustee Basic Monthly Operating Report

Case Name:	SIGNATURE SPECIAL EVENT SERVICES, INC.	Date Filed:	07/20/2009

Case Number:	09-15686	SIC Code:	339900

Month (or portion) covered by this report:	June 2009

IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THIS U.S. TRUSTEE BASIC MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS ON BEHALF OF THE CHAPTER 11 DEBTOR AND, TO THE BEST OF MY KNOWLEDGE, THIS REPORT AND RELATED DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.

/s/ Sherri Voelkel	July 20, 2009
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY	DATE REPORT SIGNED

Sherri Voelkel, Treasurer
PRINTED NAME OF RESPONSIBLE PARTY AND POSITION WITH DEBTOR

The debtor is required to provide financial reports prepared by or for the debtor in addition to the information required by this form. The U.S. Trustee may permit the debtor to eliminate duplicative information. No such permission is valid unless in writing.

QUESTIONNAIRE:		YES	NO	N/A

1.	IS THE BUSINESS STILL OPERATING?	☒	☐	☐

2.	DID YOU SELL ANY ASSETS OTHER THAN INVENTORY THIS MONTH?	☐	☒	☐

3.	HAVE YOU PAID ANY BILLS YOU OWED BEFORE YOU FILED BANKRUPTCY?	☐	☒

4.	DID YOU PAY ANYTHING TO YOUR ATTORNEY OR OTHER PROFESSIONALS THIS MONTH?	☐	☒

5.	DID YOU PAY ALL YOUR BILLS ON TIME THIS MONTH?	☒	☐

6.	DID YOU PAY YOUR EMPLOYEES ON TIME?	☒	☐	☐

7.	HAVE YOU FILED ALL OF YOUR RETURNS AND PAID ALL OF YOUR TAXES THIS MONTH?	☒	☐

8.	DID YOU PAY ALL OF YOUR INSURANCE PREMIUMS THIS MONTH?	☒	☐	☐

9.	DID ANY INSURANCE COMPANY CANCEL YOUR POLICY THIS MONTH?	☐	☒	☐

10.	HAVE YOU BORROWED MONEY FROM ANYONE THIS MONTH?	☒	☐	☐

11.	DO YOU HAVE ANY BANK ACCOUNTS OPEN OTHER THAN THE DIP ACCOUNT?	☐	☒	☐

12.	DID YOU HAVE ANY UNUSUAL OR SIGNIFICANT UNANTICIPATED EXPENSES THIS MONTH?	☐	☒	☐

		YES	NO	N/A

13.	DID YOU DEPOSIT ALL MONEY FOR YOUR BUSINESS INTO THE DIP ACCOUNT THIS MONTH?	☒	☐	☐

14.	DID THE BUSINESS SELL ANY GOODS OR PROVIDE SERVICES TO ANY BUSINESS RELATED TO THE DIP IN ANY WAY?	☐	☒	☐

15.	DO YOU PLAN TO CONTINUE TO OPERATE THE BUSINESS NEXT MONTH?	☒	☐	☐

16.	ARE YOU CURRENT ON YOUR QUARTERLY FEE PAYMENT TO THE UST?	☒	☐	☐

TAXES

DO YOU HAVE ANY PAST DUE TAX RETURNS OR PAST DUE POST-PETITION TAX OBLIGATIONS?		☐	☒	☐

IF YES, PLEASE PROVIDE A WRITTEN EXPLANATION INCLUDING WHEN SUCH RETURNS WILL BE FILED, OR WHEN SUCH PAYMENTS WILL BE MADE AND THE SOURCE OF THE FUNDS FOR THE PAYMENT.

(Exhibit A)

INCOME

PLEASE SEPARATELY LIST ALL OF THE INCOME YOU RECEIVED FOR THE MONTH. THE LIST SHOULD INCLUDE ALL INCOME FROM CASH AND CREDIT TRANSACTIONS. [If you use an automated accounting system, please attach a copy of the Income Statement and Balance Sheet.]

TOTAL INCOME	$253,030.76

(Exhibit B)

EXPENSES

PLEASE SEPARATELY LIST ALL EXPENSES PAID BY CASH OR BY CHECK FROM YOUR BANK ACCOUNTS PAID THIS MONTH. INCLUDE THE DATE PAID, WHO WAS PAID THE MONEY, THE PURPOSE AND THE AMOUNT. [If you use an automated accounting system, please attach a copy of the Disbursements Journal, otherwise attach a copy of the check register.]

TOTAL EXPENSES	$-135,923.77

(Exhibit C)

CASH PROFIT

INCOME FOR THE MONTH (TOTAL FROM EXHIBIT B)		$253,030.76

EXPENSES FOR THE MONTH (TOTAL FROM EXHIBIT C)		$-135,923.77

(Subtract The Total from Exhibit C from the Total of Exhibit B)	CASH PROFIT FOR THE MONTH	$117,106.99

UNPAID BILLS

PLEASE ATTACH A LIST OF ALL DEBTS (INCLUDING TAXES) WHICH YOU HAVE INCURRED SINCE THE DATE YOU FILED BANKRUPTCY BUT HAVE NOT PAID. THE LIST MUST INCLUDE THE DATE THE DEBT WAS INCURRED, WHO IS OWED THE MONEY, THE PURPOSE OF THE DEBT AND WHEN THE DEBT IS DUE.

TOTAL PAYABLES	$66,812.79

(Exhibit D)

MONEY OWED TO YOU

PLEASE ATTACH A LIST OF ALL AMOUNTS OWED TO YOU BY YOUR CUSTOMERS FOR WORK YOU HAVE DONE OR THE MERCHANDISE YOU HAVE SOLD. YOU SHOULD INCLUDE WHO OWES YOU MONEY, HOW MUCH IS OWED AND WHEN IS PAYMENT DUE.

TOTAL RECEIVABLES	$1,105,302.69

(EXHIBIT E)

BANKING INFORMATION

PLEASE ATTACH A COPY OF YOUR LATEST BANK STATEMENT FOR EVERY ACCOUNT YOU HAVE AS OF THE DATE OF THIS FINANCIAL REPORT.

EMPLOYEES

NUMBER OF EMPLOYEES WHEN THE CASE WAS FILED?	24

NUMBER OF EMPLOYEES AS OF THE DATE OF THIS MONTHLY REPORT?	22

PROFESSIONAL FEES ***

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES APPROVED BY THE COURT SINCE THE FILING OF THE CASE?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR DURING THIS REPORTING PERIOD?	$0.00

TOTAL PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR SINCE THE FILING OF THE CASE?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY DURING THIS REPORTING PERIOD?	$0.00

PROFESSIONAL FEES INCURRED BY OR ON BEHALF OF THE DEBTOR RELATED TO BANKRUPTCY SINCE THE FILING OF THE CASE?	$0.00

*** Fees reported in the Monthly Operating Report of TVI Corporation, Case No. 09-15677

PROJECTIONS

COMPARE YOUR ACTUAL INCOME, EXPENSES AND THE CASH PROFIT TO THE PROJECTIONS FOR THE FIRST 180-DAYS OF YOUR CASE PROVIDED AT THE INITIAL DEBTOR INTERVIEW.

PROJECTED INCOME FOR THE MONTH:	See Exhibit F

ACTUAL INCOME FOR THE MONTH (EXHIBIT B):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL INCOME:	$0.00

PROJECTED EXPENSES FOR THE MONTH:

TOTAL ACTUAL EXPENSES FOR THE MONTH (EXHIBIT C):	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL EXPENSES:	$0.00

PROJECTED CASH PROFIT FOR THE MONTH:

ACTUAL CASH PROFIT FOR THE MONTH (TOTAL FROM EXHIBIT B MINUS TOTAL FROM EXHIBIT C)	$0.00

DIFFERENCE BETWEEN PROJECTED AND ACTUAL CASH PROFIT:	$0.00

[If actual cash profit was 90% or less of projected cash profit, please attach a detailed written explanation.]

Exhibit 6

UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT OF MARYLAND
OFFICE OF UNITED STATES TRUSTEE

In re:	CHAPTER 11
Case No. 09-15686
SIGNATURE SPECIAL EVENT SERVICES, INC.
MONTHLY OPERATING REPORT
Debtor(s)	CASH DISBURSEMENTS SUMMARY REPORT

Calendar Month June 1, 2009 to June 30, 2009

(All figures refer to post-petition transactions)

Total Disbursements from Operating Account	(Note 1)	+ $	$82,274.97
Total Disbursements from Payroll Account	(Note 2)	+ $	$12,477.82
Total Disbursements from Tax Escrow Account	(Note 3)	+ $	$0.00
Total Disbursements from other Account	(Note 4)	+ $	$0.00
Grand Total Disbursements from all accounts		= $	$94,752.79

NOTE 1 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the general operating account. Exclude only transfers to the debtor in possession payroll account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 2 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the payroll account. Exclude only transfers to the debtor in possession operating account, the debtor in possession tax escrow account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 3 - Include in this amount all checks written, wire transfers made from, or any other withdrawal from the tax escrow account. Exclude only transfers to the debtor in possession operating account, the debtor in possession payroll account or other debtor in possession account where the disbursements will be listed on this report.

NOTE 4 - Include in this amount any other disbursements made by the debtor including (but not limited to) cash paid from a petty cash fund or cash register, amounts paid from any other debtor in possession account, and amounts paid from the accounts of others on the debtors behalf (for example, disbursements made from a law firm’s escrow account as a result of a sale of property).

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit B - Cash Receipts

June 1, 2009 through June 30, 2009

Deposit Date	Payor	Description	Amount

06/01/09	Augusta National Golf Club	Receivables Payment	$26,510.39
06/01/09	Sysco Food	Receivables Payment	3,496.71
06/01/09	Stax Dining	Receivables Payment	4,500.00
06/02/09	Conti Federal	Receivables Payment	819.57
06/02/09	Verrill Farms	Receivables Payment	20,299.65
06/02/09	Prom Management	Receivables Payment	6,954.66
06/04/09	Edenwald	Customer Deposit	2,500.00
06/08/09	Oak Contracting	Receivables Payment	795.00
06/08/09	Aggreko	Receivables Payment	1,656.00
06/08/09	Rental Solutions	Receivables Payment	660.00
06/08/09	Memphis in May International	Receivables Payment	18,060.00
06/09/09	Aramark	Receivables Payment	1,052.09
06/09/09	Kings Country Club	Receivables Payment	18,232.50
06/09/09	Kings Country Club	Receivables Payment	9,201.25
06/11/09	Pitney Bowes	Vendor Refund	123.27
06/12/09	Carlos L. Wilcox	Receivables Payment	271.89
06/15/09	Aramark	Receivables Payment	5,585.17
06/15/09	India International	Receivables Payment	300.00
06/15/09	Flanagans Harp & Fiddle	Customer Deposit	1,150.00
06/15/09	Kool Productions	Receivables Payment	290.00
06/16/09	Washington State	Sales tax refund	56.14
06/16/09	Jet Propulsion Laboratory	Receivables Payment	2,241.81
06/19/09	Frederick All Star Fusion	Receivables Payment	400.00
06/19/09	Soul Circus Incorporated	Customer Deposit	5,708.34
06/19/09	GW Masonic Memorial	Receivables Payment	1,142.50
06/22/09	Inkas Empire	Customer Deposit	1,046.00
06/23/09	Charleston Tennis	Receivables Payment	15,723.65
06/24/09	All Occasions Event Rental	Receivables Payment	21,325.00
06/24/09	41 Degrees North, LLC	Receivables Payment	10,250.00
06/24/09	Inkas Empire	Customer Deposit	734.50
06/29/09	A List Party Rental	Customer Deposit	700.00
06/29/09	Inkas Empire	Customer Deposit	712.89
06/30/09	Kings Country Club	Receivables Payment	9,201.25
06/30/09	Karl’s Event Rental	Receivables Payment	61,330.53

	TOTAL CASH RECEIPTS		$253,030.76

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/01/09	SUNOCO SVC STATION	FUEL	$10.01
06/01/09	UNI-SELECT USA	FUEL	30.28
06/01/09	LOWES	FUEL	36.90
06/01/09	COMFORT INN	TRAVEL EXPENSE	66.62
06/01/09	THE HOME DEPOT	JOB SUPPLIES	71.59
06/01/09	SUNOCO SVC STATION	FUEL	74.00
06/01/09	SUNOCO SVC STATION	FUEL	74.51
06/01/09	SUNOCO SVC STATION	FUEL	77.29
06/01/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	89.12
06/01/09	HOBART CORP BALTIMORE	TRADE VENDOR	93.94
06/01/09	LOWES	FUEL	99.24
06/01/09	SUNOCO SVC STATION	FUEL	103.34
06/01/09	PARTS TOWN LLC	EQUIPMENT REPAIR/MAINTENANCE	113.23
06/01/09	BRIDGE STREET	TRAVEL EXPENSE	185.73
06/01/09	AMERICAN FUNDS	401K	2,650.82
06/02/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	16.65
06/02/09	SUNOCO SVC STATION	FUEL	42.00
06/02/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	44.11
06/02/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	49.14
06/02/09	SUNOCO SVC STATION	FUEL	50.00
06/02/09	SUNOCO SVC STATION	FUEL	64.05
06/02/09	BAY AREA TIRE	AUTO EXPENSE	291.54
06/02/09	LOWES	FUEL	293.65
06/02/09	LOVES COUNTRY	FUEL	487.12
06/02/09	AMERICAN EXPRESS	MERCHANT FEE	4.95
06/02/09	BB&T MERCHANT SERVICES	CREDIT CARD FEE	20.19
06/02/09	1332 Londontown Road, LLC	RENT	20,204.42
06/02/09	ADP	NET PAYROLL	15,271.49	(1)
06/03/09	DULLES GREENWAY	TRAVEL EXPENSE	3.40
06/03/09	DULLES GREENWAY	TRAVEL EXPENSE	3.40
06/03/09	UKANI BROS INC	FUEL	5.88
06/03/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	10.37
06/03/09	THE HOME DEPOT	JOB SUPPLIES	16.35
06/03/09	BARE TRUCK CENTER INC	FUEL	26.04
06/03/09	SUNOCO SVC STATION	FUEL	45.00
06/03/09	UKANI BROS INC	FUEL	49.01
06/03/09	TEXACO	FUEL	51.01
06/03/09	SHEETZ	FUEL	54.58
06/03/09	SUNOCO SVC STATION	FUEL	63.00
06/03/09	COMFORT INN	TRAVEL EXPENSE	64.17
06/03/09	COMFORT INN	TRAVEL EXPENSE	79.79
06/03/09	ELDERSBURG LAWN MOWER SALES	FUEL	80.00
06/03/09	LOWES	FUEL	95.46
06/03/09	LARRY T WEISS COMPANY	EQUIPMENT REPAIR/MAINTENANCE	278.60
06/03/09	RESIDENCE INN	TRAVEL EXPENSE	1,008.00
06/03/09	ADP	PAYROLL TAXES	5,351.67	(1)
06/04/09	LOWES	FUEL	20.57
06/04/09	BOTTO BROTHERS HARDWARE	JOB SUPPLIES	30.76
06/04/09	LOWES	FUEL	41.91
06/04/09	LOWES	FUEL	48.89
06/04/09	SUNOCO SVC STATION	FUEL	63.00
06/04/09	LOWES	FUEL	64.52
06/04/09	LOWES	FUEL	90.23
06/04/09	RE MICHEL COMPANY INC.	EQUIPMENT REPAIR/MAINTENANCE	204.15
06/04/09	Flying J	FUEL	360.00
06/04/09	ADP	NET PAYROLL CHECKS	931.43
06/05/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	8.24
06/05/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	15.87
06/05/09	TEXACO	FUEL	23.00
06/05/09	SUNOCO SVC STATION	FUEL	50.34
06/05/09	SUNOCO SVC STATION	FUEL	63.13
06/05/09	COMFORT INN	TRAVEL EXPENSE	159.58
06/05/09	PETRO STOPPING CENTER	FUEL	409.53

1

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/05/09	ADP	PAYROLL FEES	374.32
06/05/09	AMERICAN EXPRESS	MERCHANT FEE	533.89
06/06/09	LOWES	FUEL	81.34
06/06/09	SUNOCO SVC STATION	FUEL	100.00
06/06/09	SUNOCO SVC STATION	FUEL	100.00
06/06/09	LOWES	FUEL	101.98
06/07/09	SUNOCO SVC STATION	FUEL	20.00
06/07/09	DAYS INN	TRAVEL EXPENSE	58.85
06/07/09	LOWES	FUEL	247.20
06/07/09	PILOT	FUEL	400.00
06/08/09	JESSUP BP	FUEL	56.09
06/08/09	SUNOCO SVC STATION	FUEL	56.50
06/08/09	7-ELEVEN	FUEL	57.24
06/08/09	LOWES	FUEL	71.65
06/08/09	SUNOCO SVC STATION	FUEL	113.25
06/08/09	LOWES	FUEL	129.92
06/08/09	LOWES	FUEL	135.02
06/08/09	AMERICAN FUNDS	401K	1,055.13
06/09/09	LOWES	FUEL	5.44
06/09/09	HIGHS	FUEL	10.00
06/09/09	SUNOCO SVC STATION	FUEL	12.24
06/09/09	THE HOME DEPOT	JOB SUPPLIES	19.53
06/09/09	SUNOCO SVC STATION	FUEL	24.07
06/09/09	SUNOCO SVC STATION	FUEL	60.00
06/09/09	THE HOME DEPOT	JOB SUPPLIES	141.68
06/09/09	SHELL OIL	FUEL	484.33
06/10/09	THE HOME DEPOT	JOB SUPPLIES	9.51
06/10/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	20.33
06/10/09	SUNOCO SVC STATION	FUEL	39.00
06/10/09	TEXACO	FUEL	43.00
06/10/09	JOHN’S SOUTH BAY GETTY	FUEL	49.95
06/10/09	UKANI BROS INC	FUEL	91.59
06/10/09	HOLIDAY INN EXPRESS	TRAVEL EXPENSE	122.03
06/10/09	COMFORT INN	TRAVEL EXPENSE	205.17
06/10/09	COMFORT INN	TRAVEL EXPENSE	227.37
06/10/09	RESIDENCE INN	TRAVEL EXPENSE	496.88
06/10/09	RESIDENCE INN	TRAVEL EXPENSE	1,000.00
06/10/09	RESIDENCE INN	TRAVEL EXPENSE	1,008.00
06/11/09	SUNOCO SVC STATION	FUEL	43.00
06/11/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	56.11
06/11/09	THE HOME DEPOT	JOB SUPPLIES	63.28
06/11/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	151.28
06/11/09	E-ZPASS MD MPC	TRAVEL EXPENSE	300.00
06/12/09	HIGHS	FUEL	12.50
06/12/09	THE HOME DEPOT	JOB SUPPLIES	19.34
06/12/09	TA FUEL	FUEL	29.77
06/12/09	SUNOCO SVC STATION	FUEL	57.00
06/12/09	BARE TRUCK CENTER INC	FUEL	212.33
06/12/09	BARE TRUCK CENTER INC	FUEL	214.30
06/12/09	ADP	PAYROLL FEES	266.64
06/13/09	LOWES	FUEL	9.74
06/13/09	CHEVRON	FUEL	15.00
06/13/09	GULF OIL	FUEL	50.00
06/14/09	SHELL OIL	FUEL	25.00
06/14/09	LOWES	FUEL	48.92
06/15/09	THE HOME DEPOT	JOB SUPPLIES	6.17
06/15/09	EXXONMOBILE	FUEL	25.00
06/15/09	SUNOCO SVC STATION	FUEL	50.00
06/15/09	HESS	FUEL	53.50
06/15/09	BB&T MERCHANT SERVICES	CREDIT CARD FEE	33.02
06/15/09	State of Maryland	PERSONAL PROPERTY TAX	300.00
06/16/09	THE HOME DEPOT	JOB SUPPLIES	8.21
06/16/09	LOWES	FUEL	27.02

2

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/16/09	THE HOME DEPOT	JOB SUPPLIES	40.07
06/16/09	HESS	FUEL	52.37
06/16/09	SHELL OIL	FUEL	57.88
06/16/09	THE HOME DEPOT	JOB SUPPLIES	59.87
06/16/09	SUNOCO SVC STATION	FUEL	78.81
06/16/09	EXXONMOBILE	FUEL	83.99
06/16/09	SUNOCO SVC STATION	FUEL	89.85
06/16/09	SUNOCO SVC STATION	FUEL	100.00
06/16/09	SHELL OIL	FUEL	200.00
06/17/09	EXXONMOBILE	FUEL	13.77
06/17/09	SUNOCO SVC STATION	FUEL	24.74
06/17/09	THE HOME DEPOT	JOB SUPPLIES	32.93
06/17/09	SUNOCO SVC STATION	FUEL	34.01
06/17/09	LOWES	FUEL	67.24
06/17/09	SUNOCO SVC STATION	FUEL	68.00
06/17/09	EXXONMOBILE	FUEL	154.76
06/17/09	RESIDENCE INN	TRAVEL EXPENSE	1,008.00
06/17/09	RESIDENCE INN	TRAVEL EXPENSE	1,164.24
06/17/09	ADP	PAYROLL TAXES	13,205.97	(1)
06/17/09	ADP	NET PAYROLL	29,218.78	(1)
06/17/09	ADP	NET PAYROLL CHECKS	1,324.80
06/18/09	HIGHS	FUEL	12.00
06/18/09	HIGHS	FUEL	12.14
06/18/09	LOWES	FUEL	21.97
06/18/09	THE HOME DEPOT	JOB SUPPLIES	64.86
06/18/09	DUBLIN LIBERTY	FUEL	70.20
06/18/09	COMFORT INN	TRAVEL EXPENSE	77.00
06/18/09	COMFORT INN	TRAVEL EXPENSE	77.00
06/18/09	SUNOCO SVC STATION	FUEL	100.00
06/18/09	QUALITY INN	TRAVEL EXPENSE	123.12
06/19/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	24.85
06/19/09	THE HOME DEPOT	JOB SUPPLIES	32.39
06/19/09	SUNOCO SVC STATION	FUEL	47.00
06/19/09	SHEETZ	FUEL	50.00
06/19/09	SUNOCO SVC STATION	FUEL	57.00
06/19/09	7-ELEVEN	FUEL	68.03
06/19/09	HAMPTON INN	TRAVEL EXPENSE	153.18
06/19/09	WILCO	FUEL	424.89
06/19/09	THE HOME DEPOT	JOB SUPPLIES	434.68
06/19/09	ADP	PAYROLL FEES	142.00
06/19/09	Government of the District of Columbia	SALES TAX PAYMENT	29.33
06/19/09	State Board of Equalization	SALES TAX PAYMENT	891.00
06/19/09	North Carolina Dept Of Revenue	SALES TAX PAYMENT	1,074.81
06/19/09	Virginia Dept Of Taxation	SALES TAX PAYMENT	1,610.40
06/22/09	EXXONMOBILE	FUEL	12.66
06/22/09	SUNOCO SVC STATION	FUEL	20.01
06/22/09	LOWES	FUEL	49.09
06/22/09	SUNOCO SVC STATION	FUEL	53.88
06/22/09	SUNOCO SVC STATION	FUEL	93.50
06/22/09	BB&T BANK	BANK FEE	84.74
06/22/09	BB&T BANK	BANK FEE	339.62
06/22/09	AMERICAN FUNDS	401K	2,267.47
06/22/09	Oklahoma Tax Commission	SALES TAX PAYMENT	100.00
06/23/09	TEXACO	FUEL	6.64
06/23/09	TOWN CENTER TRUE VALUE	JOB SUPPLIES	7.26
06/23/09	EXXONMOBILE	FUEL	7.42
06/23/09	THE HOME DEPOT	JOB SUPPLIES	7.57
06/23/09	HIGHS	FUEL	14.00
06/23/09	TEXACO	FUEL	35.00
06/23/09	SUNOCO SVC STATION	FUEL	45.00
06/23/09	UNIVERSITY BP	FUEL	62.35
06/23/09	EXXONMOBILE	FUEL	90.00
06/23/09	SUNOCO SVC STATION	FUEL	100.00

3

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit C - Expenses

June 1, 2009 through June 30, 2009

Payment Date	Name of Creditor	Purpose	Amount Paid

06/23/09	TOWN CENTER TRUE VALUE	JOB SUPPLIES	120.57
06/23/09	WW GRAINGER	JOB SUPPLIES	133.98
06/23/09	BARE TRUCK CENTER INC	FUEL	152.28
06/23/09	BJ WHOLESALE	OFFICE SUPPLIES	264.81
06/23/09	Flying J	FUEL	499.95
06/23/09	Massachusetts Department of Revenue	SALES TAX PAYMENT	966.65
06/24/09	ROYAL FARMS	FUEL	54.50
06/24/09	COMFORT INN	TRAVEL EXPENSE	185.74
06/24/09	COMFORT INN	TRAVEL EXPENSE	185.74
06/24/09	RESIDENCE INN	TRAVEL EXPENSE	1,008.00
06/24/09	RESIDENCE INN	TRAVEL EXPENSE	1,165.05
06/25/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	13.96
06/25/09	SUNOCO SVC STATION	FUEL	30.00
06/25/09	LOWES	FUEL	30.34
06/25/09	THE HOME DEPOT	JOB SUPPLIES	35.98
06/26/09	SHELL OIL	FUEL	6.67
06/26/09	THE HOME DEPOT	JOB SUPPLIES	32.52
06/26/09	SUNOCO SVC STATION	FUEL	58.79
06/26/09	7-ELEVEN	FUEL	62.74
06/26/09	7-ELEVEN	FUEL	69.01
06/26/09	SUNOCO SVC STATION	FUEL	100.00
06/26/09	ADP	PAYROLL FEES	478.03
06/26/09	State of Maryland	SALES TAX PAYMENT	443.90
06/27/09	SHEETZ	FUEL	50.00
06/27/09	RESIDENCE INN	TRAVEL EXPENSE	428.13
06/27/09	RESIDENCE INN	TRAVEL EXPENSE	498.96
06/29/09	COLUMBIA AUTO SUPPLY OF ELDERSBURG	AUTO EXPENSE	75.35
06/29/09	THE HOME DEPOT	JOB SUPPLIES	78.13
06/29/09	HESS	FUEL	87.00
06/30/09	SUNOCO SVC STATION	FUEL	25.00
06/30/09	ELDERSBURG LAWN MOWER SALES	FUEL	60.00
06/30/09	AUTO GLASS-SAFELITE	AUTO EXPENSE	149.59
06/30/09	Weld World Inc	TRADE VENDOR	10.80
06/30/09	Automation Research, Inc	HUMAN RESOURCES EXPENSE	76.00
06/30/09	National Pen Company	TRADE VENDOR	378.90
06/30/09	1332 Londontown Road, LLC	UTILITY	390.75
06/30/09	Show Your Logo	TRADE VENDOR	1,011.43
06/30/09	Sprint	TELEPHONE SERVICE	1,072.32
06/30/09	Best Wade Petroleum	TRADE VENDOR	1,489.12
06/30/09	Select Event Rentals	TRADE VENDOR	2,992.50
06/30/09	Leading Edge Logistic, LLC	TRADE VENDOR	4,550.00

	TOTAL JUNE 2009 EXPENSES	Total Expenses per Exhibit 5	135,923.77

		Less credit card charges above	(24,776.48)
		Plus payments on credit cards	48,693.65

		Disbursements per Exhibit F	159,840.94

		Less outstanding checks at 6/30	(12,001.15)
		Plus May checks cleared in June	9,960.91
		Less payments made by TVI Corporation (Case No. 09-15677)	(63,047.91)

		Disbursements per Exhibit 6	$94,752.79

(1)	Paid out of bank account of TVI Corporation (Case No. 09-15677).

4

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit D - Money Owed

June 30, 2009

Vendor Name	Purpose	Current to 30 Days

1332 Londontown Road, LLC	Utilities	$8,386.64
Advance Business Systems	Trade	95.00
Alliance Material Handling Inc.	Trade	883.67
Brave New Markets, Inc.	Trade	3,698.94
BB&T Financial, FSB	Credit Cards	6,218.08
Carroll Occupational Health, LLC	Trade	134.00
Charleston Tennis LLC	Customer Refund	525.56
Choptank Transport Inc.	Trade	2,000.00
Fire-X Sales & Service Corp.	Trade	4,402.45
Hollywood Rentals Production Services, LLC	Trade	8,096.00
J.J. Keller & Associates, Inc.	Trade	133.90
Leading Edge Logistics, LLC	Trade	13,805.88
Max Transport LLC	Trade	950.00
MCI	Utilities	275.67
Sprint	Utilities	1,116.03
Pride Equipment Corp.	Trade	1,799.92
Safety-Kleen Systems Inc	Trade	92.18
Sales Tax	Sales Tax	11,657.12
Verizon	Utilities	730.59
Weld World Inc	Trade	11.16
Wynne Systems, Inc.	Utilities	1,800.00

Total Amount Due:		$66,812.79

Signature Special Event Services, Inc.

Case No. 09-15686

Exhibit E - Accounts Receivables as of 6/30/09

Customer Name	Current	31 - 60 Days	61 - 90 Days	91 - 120 Days	121 and Over	Balance

41 DEGREES NORTH LLC	$11,685.00	$0.00	$0.00	$0.00	$0.00	$11,685.00
AFFORDABLE & LUXURY TENTS	0.00	0.00	0.00	0.00	32,679.00	32,679.00
ANCHORED PRODUCTIONS	0.00	0.00	0.00	0.00	1,605.00	1,605.00
AZTEC RENTS & SALES INC	0.00	0.00	0.00	0.00	1,126.83	1,126.83
BALFOUR BEATTY CONSTRUCTION	34,650.00	34,650.00	18,150.00	0.00	0.00	87,450.00
BROADWAY FAMOUS PARTY	2,607.00	0.00	0.00	0.00	0.00	2,607.00
CAPITOL CATERING	0.00	0.00	0.00	0.00	35.00	35.00
CLASSIC PARTY RENTALS	0.00	8,737.31	0.00	0.00	0.00	8,737.31
COMPASS GROUP - DISASTER RELIEF	0.00	0.00	0.00	0.00	15,371.00	15,371.00
CONOCO PHILLIPS	27,761.15	42,682.30	27,761.15	15,005.55	44,614.09	157,824.24
CONTI FEDERAL SERVICES, INC	687.38	687.38	0.00	0.00	0.00	1,374.76
DAVID DAVIS	0.00	0.00	0.00	0.00	2,289.48	2,289.48
ELEGANT FARE	0.00	0.00	0.00	0.00	635.48	635.48
ERIE COUNTY MEDICAL CENTER CORP.	2,600.00	0.00	0.00	0.00	0.00	2,600.00
EUE SCREEN GEMS STUDIO	0.00	0.00	0.00	0.00	500.00	500.00
EVANS EVENT SOLUTIONS	0.00	0.00	0.00	0.00	1,471.35	1,471.35
EVENT MANAGEMENT GROUP, LLC	26,730.00	32,730.00	27,914.92	0.00	0.00	87,374.92
EVENT PARTNERS LLC	0.00	0.00	0.00	0.00	12,593.79	12,593.79
FORT BRAGG	0.00	0.00	0.00	0.00	56,621.22	56,621.22
FREDERICK ALL STAR FUSION	0.00	0.00	0.00	0.00	3,423.97	3,423.97
GALA EVENTS, INC.	0.00	0.00	0.00	0.00	12,463.67	12,463.67
HANK PARKERS RENTAL	0.00	0.00	0.00	0.00	9,660.98	9,660.98
HARGROVE INC	0.00	47,814.50	0.00	0.00	0.00	47,814.50
INDIA INTERNATIONAL LLC	0.00	0.00	0.00	0.00	766.80	766.80
ISP SPORTS MARKETING/UCF	0.00	0.00	0.00	0.00	7,987.33	7,987.33
JET PROPULSION LABORATORY	2,241.81	2,241.81	0.00	0.00	0.00	4,483.62
JOE REIMER	0.00	0.00	0.00	0.00	4,227.03	4,227.03
KARL’S EVENT RENTALS	0.00	6,589.45	44,901.05	23,536.00	18,502.27	93,528.77
KINGS COUNTRY CLUB	2,433.75	0.00	0.00	0.00	0.00	2,433.75
KOOL PRODUCTIONS LLC	773.45	0.00	0.00	0.00	0.00	773.45
MORGAN KELLER INC	784.43	784.43	0.00	0.00	0.00	1,568.86
NBC NIGHTLY NEWS	0.00	0.00	0.00	0.00	8,417.32	8,417.32
OAK CONTRACTING, LLC	870.00	0.00	0.00	0.00	0.00	870.00
PAGEANTRY	0.00	0.00	0.00	0.00	24,421.48	24,421.48
PARTY PERFECT	0.00	0.00	0.00	0.00	14,812.60	14,812.60
PARTYLINE EVENTS	0.00	0.00	0.00	0.00	6,745.63	6,745.63
PREMIER PARTY RENTALS	0.00	0.00	0.00	0.00	11,873.25	11,873.25
PROM MANAGEMENT GROUP, INC.	27,721.11	0.00	0.00	0.00	0.00	27,721.11
PURFOOD, LLC	0.00	0.00	0.00	0.00	173,120.00	173,120.00
RENTAL SOLUTIONS LLC	300.00	20,556.37	0.00	0.00	0.00	20,856.37
RIDGEWELL’S CATERERS INC.	86,847.81	2,075.03	0.00	0.00	0.00	88,922.84
STAX DINING	2,655.00	0.00	0.00	0.00	0.00	2,655.00
STRUCTURAL PRESERVATION SYSTEMS, LLC	487.45	0.00	0.00	0.00	0.00	487.45
SUNBELT RENTALS - LAURAL MD	0.00	0.00	0.00	300.00	300.00	600.00
TENTS FOR RENT	0.00	0.00	0.00	0.00	4,359.13	4,359.13
THE INN AT BLUE RIDGE SUMMIT	0.00	0.00	0.00	0.00	2,500.00	2,500.00
TOMS FARMS LLC	0.00	0.00	0.00	0.00	2,225.00	2,225.00
VALLEY HEALTH	17,850.00	0.00	0.00	0.00	0.00	17,850.00
VERRILL FARMS LLC	15,225.00	0.00	0.00	0.00	0.00	15,225.00
WALT DISNEY WORLD	0.00	0.00	0.00	0.00	4,786.50	4,786.50
WASHINGTON AIR COMPRESSOR RENTAL CO.	1,640.00	0.00	0.00	0.00	0.00	1,640.00
WILLIAMS SCOTSMAN, INC.	455.80	455.80	588.30	0.00	0.00	1,499.90

Grand Totals	$267,006.14	$200,004.38	$119,315.42	$38,841.55	$480,135.20	$1,105,302.69

TVI Corporation, et al.

Case No. 09-15677

Exhibit F - Projections (1)

June 1, 2009 through June 30, 2009

	Projections	Actual	Variance

Cash Receipts	$2,446,070	$1,931,256	$(514,814)

Cash Disbursements:

Compensation and benefits	718,000	586,721	131,279
Facility costs	190,072	148,444	41,628
Other expenses	316,000	372,918	(56,918)
Vendor payments	1,065,595	1,090,050	(24,455)
Interest expense	125,000	118,568	6,432
Critical vendor payments	182,500	347,638	(165,138)
Bank fees and expenses	75,000	89,561	(14,561)
Chapter 11 expenses	240,000	267,244	(27,244)
Total disbursements	2,912,167	3,021,144	(108,976)
Net Cash Use (2)	$(466,097)	$(1,089,888)	$(623,790)

(1)	Projections are shown on a consolidated basis related to the following jointly administered cases:
TVI Corporation (Case No. 09-15677) and its 100% wholly-owned subsidiaries:
Safety Tech International, Inc. (Case No. 09-15684)
Signature Special Event Services, Inc. (Case No. 09-15686)
CAPA Manufacturing Corp. (Case No. 09-15758)

TVI Corporation, et al, is required to meet specific tests as part of the DIP lending facility based on a consolidated budget compared to consolidated actual results. As of June 30, 2009 TVI Corporation and its subsidiaries were in compliance with these tests.

(2)

The greater than 10% variance in cash loss for June 2009 is primarily a function of the timing of specific cash transactions. Through May 31, 2009, the debtors were ahead of their cash operating projections by approximaely $2.7 million. After the impact of this month’s negative cash variance of $621,615, the debtors remained ahead of their cash operating projection by an amount in excess of $2.0 million since the inception of their filings.

Prior to June 1, 2009, the debtors had received cash receipts ahead of projection, which had a negative impact on June, 2009 activity.

Other expenses were higher in June 2009 than projections due to the debtors needing to pay for corporate insurance costs at a faster pace than originally predicted, due to the loss of premium financing with its carrier. Replacement financing was obtained, albeit it at less favorable terms than the original financing. All insurance remained in full force, as the financing did not impact the actual insurance coverage of the debtors.

Reorganization costs related to Critical vendor payments, Bank fees and expenses and Chapter 11 costs were all higher in June, 2009 than original projected. In all instances, this occurred due to the delay in payments from the debtors’ original projections. The debtors have negotiated more favorable terms with its critical vendors than originally anticipated, and have been able to pay their professional fees, as well as their lender’s legal costs, more in arrears than originally anticipated.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING STATEMENT OF OPERATIONS

For the Month Ended June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL

NET REVENUE	$1,016,420	$1,503,113	$262,676	$—	$2,782,209

COST OF REVENUE	700,311	964,770	101,800	—	1,766,881

GROSS PROFIT	316,109	538,343	160,876	—	1,015,328

OPERATING EXPENSES
Selling, general and administrative expenses	332,956	266,146	262,100	—	861,201
Research and development expenses	42,098	—	—	—	42,098

Total operating expenses	375,054	266,146	262,100	—	903,300

OPERATING INCOME/(LOSS)	(58,945)	272,197	(101,224)	—	112,028

INTEREST AND OTHER (EXPENSE), NET	(97,091)	(1,775)	—	—	(98,866)

INCOME/(LOSS) BEFORE INCOME TAXES	(156,036)	270,423	(101,224)	—	13,162

INCOME TAX (EXPENSE)/BENEFIT *	—	—	—	—	—

NET INCOME/(LOSS)	$(156,036)	$270,423	$(101,224)	$—	$13,162

*	Income tax (expense) benefit for June 2009 is pending.

TVI CORPORATION, DEBTOR-IN-POSSESSION

CONSOLIDATING BALANCE SHEET

As of June 30, 2009

(Unaudited)

	Case
			09-15686	09-15758
	09-15677	09-15654	Signature	CAPA
	TVI	Safety Tech	Special Event	Manufacturing
	Corporation	International, Inc.	Services, Inc.	Corp	TOTAL
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$73,480	$—	$—	$—	$73,480
Accounts receivable - trade, net	2,064,306	1,638,266	630,606	—	4,333,179
Inventories, net	1,473,916	2,406,551	—	—	3,880,467
Income taxes receivable *	—	—	—	—	0
Equipment held for sale	—	—	2,242,000	—	2,242,000
Prepaid expenses and other current assets	787,846	211,036	81,039	—	1,079,922
Total current assets	4,399,549	4,255,853	2,953,646	—	11,609,047

PROPERTY, PLANT AND EQUIPMENT, NET	308,303	5,617,330	—	—	5,925,634

OTHER ASSETS
Intangible assets, net	221,514	35,594	—	—	257,108
Receivable from subsidiary	7,479,218	—	—	—	7,479,218
Other	47,971	—	—	—	47,971
Total other assets	7,748,702	35,594	—	—	7,784,296

TOTAL ASSETS	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
DIP Line of credit	$10,262,540	$—	$—	$—	$10,262,540
Accounts payable	1,824,555	1,580,508	1,605,691	—	5,010,754
Accrued expenses	1,541,188	612,467	929,869	—	3,083,524
Deferred income taxes *	—	72,764	—	—	72,764
Current portion of long-term debt	17,103,292	48,280	—	—	17,151,572
Total current liabilities	30,731,574	2,314,019	2,535,560	—	35,581,153

LONG-TERM LIABILITIES
Long-term debt, net of current portion	—	252,603	—	—	252,603
Payable to parent company	—	7,061,132	418,086	—	7,479,218
Stock warrant liability	106,200	—	—	—	106,200
Deferred income taxes *	—	281,024	—	—	281,024
Total long-term liabilities	106,200	7,594,759	418,086	—	8,119,045

TOTAL LIABILITIES	30,837,774	9,908,777	2,953,646	—	43,700,197

STOCKHOLDERS’ EQUITY

Preferred stock - $1.00 par value	—	—	—	—	0
Common stock - $0.01 par value	343,674	—	—	—	343,674
Additional paid-in capital	26,960,492	—	—	—	26,960,492
Retained earnings (accumulated deficit)	(45,685,386)	—	—	—	(45,685,386)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIT)	(18,381,220)	—	—	—	(18,381,220)

TOTAL LIABILITIES AND EQUITY (DEFICIT)	$12,456,554	$9,908,777	$2,953,646	$—	$25,318,978

*	Income taxes as of June 30, 2009 are pending.